Exhibit 99
                                                                  ----------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce MacGregor, Chief Executive Officer of the Aussie Apparel Group Ltd., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) the Annual Report of the Company on Form 10-KSB for the period from August 26, 2002 (inception) through December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Bruce MacGregor
------------------------
    Bruce MacGregor
    Chief Executive Officer

April 14, 2003